UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): December 15, 2014

SUTOR TECHNOLOGY GROUP LIMITED

(Exact name of registrant as specified in its charter)

Nevada	001-33959	87-0578370

(State of Incorporation)	(Commission File No.)	(IRS Employer ID No.)

No. 8, Huaye Road

Dongbang Industrial Park

Changshu, China 215534

(Address of Principal Executive Offices)

(86) 512-52680988

Registrant’s Telephone Number, Including Area Code:

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On December 15, 2014, Sutor Technology Group Limited (the “Company”) issued a press release announcing its audited financial results for the fiscal year ended June 30, 2014.

On the same day, the Company also issued a press release announcing its unaudited financial results for the first quarter of fiscal year 2015 ended September 30, 2014.

Copies of the press releases are hereby furnished as Exhibit 99.1 and Exhibit 99.2, and incorporated herein by reference.

The information contained in this Current Report on Form 8-K and the exhibits attached hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information or such exhibits be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 7.01. Regulation FD Disclosure.

The information set forth in Item 2.02 above is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
99.1	Press release dated December 15, 2014, announcing its financial results for fiscal year 2014
99.2	Press release dated December 15, 2014, announcing its financial results for the first quarter of fiscal year 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sutor Technology Group Limited

Date: December 15, 2014

/s/ Lifang Chen
Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Press release dated December 15, 2014, announcing its financial results for fiscal year 2014
99.2	Press release dated December 15, 2014, announcing its financial results for the first quarter of fiscal year 2015.